UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

    ________________________________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 29, 2004

    ________________________________________________________________________


                               CELADON GROUP, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                       000-23192               13-3361050
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                       Identification No.)




             One Celadon Drive, Indianapolis, IN          46235
           (Address of principal executive offices)    (Zip Code)




               Registrant's telephone number, including area code:
                                 (317) 972-7000




                                 Not applicable
          (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not applicable.

Item 3.    Bankruptcy or Receivership.

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not applicable.

Item 5.    Other Events and Regulation FD Disclosure.

           Not applicable.

Item 6.    Resignations of Registrant's Directors.

           Not applicable.

Item 7.    Financial Statements and Exhibits.

           (c) Exhibits.

           EXHIBIT
           NUMBER                EXHIBIT TITLE
-------------------------------------------------------------------------------
            99.1 Celadon Group, Inc. press release announcing filing of registration statement

Item 8.    Change in Fiscal Year.

           Not applicable.

Item 9.    Regulation FD Disclosure.

     On Thursday, April 29, 2004, Celadon Group, Inc., a Delaware corporation (the "Company"), issued a press release (the "Press Release") announcing the filing of a registration statement. The registration statement covers the offer of up to 2,691,000 shares of the Company's common stock, including 351,000 shares subject to an over-allotment option in favor of the underwriters. Of the shares covered by the filing, 100,000 shares will be offered by Stephen Russell, the Company's Chairman, CEO, and President, 20,000 shares will be offered by Paul Will, the Company's Executive Vice President and Chief Financial Officer, and 20,000 shares will be offered by Michael Miller, a long-time director of the Company. Shares subject to the over-allotment option, if exercised by the underwriters, will be sold by the Company.

     A registration statement relating to the securities has been filed with the Securities and Exchange Commission, but has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. Neither this Current Report nor the Press Release attached as an exhibit hereto shall constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. When available, copies of the preliminary prospectus relating to the offering may be obtained from the offices of Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland 21202.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual events or results may differ from those anticipated by forward-looking statements. Please refer to the Company's Registration Statement on Form S-3 and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

           Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

           Not applicable.

Item 12.   Results of Operations and Financial Condition.

           Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CELADON GROUP, INC.


Date: April 29, 2004                 By: /s/ Stephen Russell
                                        --------------------------------
                                         Stephen Russell, Chairman and
                                         Chief Executive Officer

                                  EXHIBIT INDEX

        99.1 Celadon Group, Inc. press release announcing filing of registration statement